GEOVIC ANNOUNCES RESULTS OF 2010 ANNUAL MEETING

June 15, 2010 – Denver, CO - Geovic Mining Corp. (“Geovic” or the “Company”, TSX:GMC, OTC.BB:GVCM) is pleased to announce that all matters presented to stockholders at the Annual Stockholders’ Meeting, held on Friday June 11th in Portland, Oregon, were approved.

All nine director nominees were elected, as listed below: Wade Nesmith (Chairman), John E. (“Jack”) Sherborne, William A. Buckovic, Michael Goldberg, Robert J. (“Don”) MacDonald, Michael T. Mason, John T. Perry, Paul E. Rose, and Gregg Sedun

Additionally, the 2010 Stock Awards Plan was approved, as was the selection of Ernst & Young LLP as the Company’s independent auditing firm for 2010.

Geovic Cameroon continues to advance the Nkamouna Cobalt-Nickel-Manganese project, located in the Southeast Cameroon. The company expects the independent Feasibility Study from Lycopodium Minerals Pty. to be submitted to the Company by the end of the third quarter of 2010. Additionally, metals marketing activity and project financing discussions continue with multiple parties, aided by the Company’s financial advisor, Standard Chartered Bank.

About Geovic

Geovic is a U.S.-based corporation whose principal asset is 60% ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and Project information may be found on the Company’s website www.geovic.net. For more information, please go to www.geovicenergy.com, www.sedar.com, and www.sec.gov or contact:

Andrew C. Hoffman, CFA	San Diego Torrey Hills Capital	Vanguard shareholder Solutions
V.P., Investor Relations	Direct (858) 456-7300	Direct (604) 608-0824
Geovic Mining Corp.	info@torreyhillscapital.com	Toll-Free (866) 801-0779
Direct (720) 350-4130		Toll-Free (888) 350-4130
ahoffman@geovic.net

On behalf of the Board
John E. Sherborne, CEO and Director

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the withdrawal of litigation and the timing of financing and expected commencement of plant construction in the second half of 2010. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others,; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals; our ability to obtain financing on acceptable terms or at all; and other factors as described in detail in the Company’s Annual Information Form and Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.